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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement of Network Associates, Inc., on Form S-8 (File Nos. 333-49297 and 333-51795) of our report dated January 24, 2000, relating to the financial statements appearing on page 49 of this Form 10-K.

     We also consent to the incorporation by reference of our report on the financial statement schedule, which appears on page 78 of this Form 10-K.

                                          PricewaterhouseCoopers LLP

San Jose, California
March 30, 2000